UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 15, 2006

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01. Entry into a Material Definitive Agreement.

On June 15, 2006, the Company’s wholly-owned subsidiary, Resistance Technology, Incorporated (“RTI”) entered into a land and building lease agreement with MDSC Partners, LLP (“MDSC”) pursuant to which RTI leases property located in Vadnais Heights, Minnesota. As discussed below in Item 2.01, RTI sold the Vadnais Heights property to MDSC on June 15, 2006. The term of the lease is 10 years with three renewal options to extend the term of the lease for successive periods of 5 years. During the term of the lease, RTI will pay MDSC the amounts set forth below:

Period	Annual Base Rent	Monthly Base Rent
Months 1-12	$207,247	$17,270.58
Months 13-24	$210,356	$17,529.67
Months 25-36	$213,511	$17,792.58
Months 37-48	$216,714	$18,059.50
Months 49-60	$219,964	$18,330.33
Months 61-72	$223,264	$18,605.33
Months 73-84	$226,613	$18,884.42
Months 85-96	$230,012	$19,167.67
Months 97-108	$233,462	$19,455.17
Months 109-120	$236,964	$19,747.00

If RTI exercises its first renewal option, the base rent will be as follows:

Period	Annual Base Rent	Monthly Base Rent
Months 1-12	$240,518	$20,043.17
Months 13-24	$244,126	$20,343.83
Months 25-36	$247,788	$20,649.00
Months 37-48	$251,505	$20,958.75
Months 49-60	$255,278	$21,273.17

If RTI exercises its second or third renewal option, MDSC and RTI will agree upon a market rental rate. The lease contains other terms and conditions that are customary to lease agreements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on a Form 8-K, on May 11, 2006, RTI entered into a purchase agreement dated as of May 5, 2006 with MDSC pursuant to which RTI sold, on June 15, 2006, to MDSC the property located in Vadnais Heights, Minnesota for a purchase price of $2.65 million. Pursuant to the purchase agreement, RTI and MDSC entered into a land and building lease agreement pursuant to which RTI leases the Vadnais Heights property from MDSC, as further described in Item 1.01 hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Purchase Agreement dated as of May 5, 2006 by and between Resistance Technology, Incorporated and MDSC Partners, LLP.

10.2	Land and Building Lease Agreement dated as of June 15, 2006 by and between MDSC Partners, LLP and Resistance Technology, Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntriCon Corporation
	By:	/s/Mark S. Gorder
Date: June 21, 2006		Mark S. Gorder President and Chief Executive Officer

EXHIBIT INDEX

10.1	Purchase Agreement dated as of May 5, 2006 by and between Resistance Technology, Incorporated and MDSC Partners, LLP.

10.2	Land and Building Lease Agreement dated as of June 15, 2006 by and between MDSC Partners, LLP and Resistance Technology, Incorporated.